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                                              SUPPLEMENT DATED DECEMBER 31, 1996
                                                 TO PROSPECTUS DATED MAY 1, 1996


                               THE PALLADIAN TRUST

The following supplements the "Summary of Expenses" section on page 5.

                               EXPENSE LIMITATION

Under the terms approved by the Board of Trustees of the Trust, Palladian Advisors, Inc. ("PAI" or the "Manager") has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (I.E., expenses other than management fees) from September 11, 1996 through January 31, 1997 exceed the expense limitation for that Portfolio. The chart below sets forth the expense limitation for each Portfolio. The limitation is expressed as an annualized percentage of average daily net assets.

                                                 Limitation on
          Portfolio                             "other expenses"
          ------------------------------------------------------
          Value                                      0.70%
          Growth                                     0.70%
          International Growth                       1.20%
          Global Strategic Income                    1.20%
          Global Interactive/Telecomm                1.20%

PAI, if agreed to by the Board, may continue the voluntary expense limitation past January 31, 1997. For the two years following the date that the expense limitation ends, each Portfolio will reimburse PAI for any fees it waived or expenses it reimbursed pursuant to the expense limitation, provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the expense limitation for that Portfolio set forth in the chart above. After this two year period, the Portfolios' reimbursement liability to PAI will cease. In addition, if at any time the investment management agreement between PAI and the Portfolios terminates, the Portfolios' reimbursement liability to PAI will cease. Under the terms of the agreement, the Board of Trustees or the Portfolios' shareholders may terminate the agreement at any time upon 60 days notice.

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                                       -2-


                              CAPITAL CONTRIBUTION

     On September 24, 1996, PAI agreed to voluntarily contribute capital to the Portfolios as follows:

                                                    Capital
          Portfolio                              Contribution
          ---------------------------------------------------
          Value                                   $51,906.35
          Growth                                  $49,230.63
          International Growth                    $34,947.29
          Global Strategic Income                 $52,077.06
          Global Interactive/Telecomm             $40,662.47

The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations described in the previous section during the period from the commencement of operations to September 10, 1996 when the expense limitations became effective. PAI received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase to paid capital for each Portfolio.